UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
July 1, 2013

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)
North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 31st Avenue SW, Suite 60 Post Office Box 1988 Minot, ND 58702-1988
(Address of principal executive offices, including zip code)
701-837-4738
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.                          Results of Operations and Financial Condition
and
ITEM 7.01.                          Regulation FD Disclosure
An earnings release issued by the Registrant on July 1, 2013, regarding financial and operational results for the three and twelve months ended April 30, 2013, is attached as Exhibit 99.1. Also, certain supplemental information not included in the earnings release is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
ITEM 9.01                          Financial Statements and Exhibits
(d)	Exhibits
Exhibit
Number	Description

99.1	Earnings Release issued July 1, 2013, regarding financial and operational results for the three and twelve months ended April 30, 2013

99.2	Certain supplemental information not included in the earnings release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: July 1, 2013